EXHIBIT 3.2

REGISTERED  AND  RECORDS  OFFICE  AGREEMENT

THIS  AGREEMENT  is  made  September  1,  2004.

BETWEEN:

CALIOPE NETWORKS (CANADA) INCORPORATED, a Company incorporated under the laws of the Province of British Columbia

(the  "Company")

AND:

SMITH  HUTCHISON,  Barristers  and  Solicitors,  of
301-1640  Oak  Bay  Avenue,  Victoria,  British  Columbia  V8R  1B2

(the  "Firm")

WHEREAS the Business Corporations Act (British Columbia) (the "Act") requires the Company to maintain a registered office and a records office in British Columbia (the "Registered Office" and "Records Office" respectively) and keep certain records, documents, statements, instruments and registers of the Company (collectively the "Records") available for inspection and copying by certain persons;

The  Company  and  the  Firm  agree  as  follows:

(1)

The Company appoints the Firm and the Firm agrees to act as the Company's Firm to maintain the Company's Records Office at such locations as the Firm may from time to time determine, and to:

     (a) provide facilities for storage, examination and copying of Records;

     (b)  provide  personnel  to  supervise  examination  of  Records;

     (c) compile and maintain Records required by the Act (to the extent that the Company furnishes the Firm with documents, instructions and information); and

     (d) take adequate precautions in preparing and keeping the Records so as to keep the Records in a complete state and to avoid loss, mutilation or destruction of, or falsification of entries in, and provide simple, reliable and prompt access to, the Records.

(2)

The Firm will permit access to and furnish copies of the Records to the extent and to such persons as provided in the Act, to any director of the Company and any persons specified by any officer or director or other authorized employee of the Company and to personnel of the Firm. In determining whether a person is a director, officer, auditor, member, creditor, liquidator or receiver-manager of the Company, the Firm may rely on the Records and such identifications as the Firm considers adequate.

(3)

The Company appoints the Firm and the Firm agrees to act as the Company's Firm to maintain the Company's Registered Office at such location as the Firm may from time to time determine.

(4)

The Company will provide the Firm with a current mailing address and telephone number at all times. If documents are served on the Company via the Firm, the Firm will attempt to contact the Company and seek instructions. If the Company has failed to provide the Firm with its current address, the Firm will not be obliged to make any further effort to locate the Company or any officer or director of the Company or to seek instructions.

(5)

The Company will provide the Firm promptly with all documents and information requested by the Firm and all necessary instructions. The Firm may rely on these and will not be responsible or liable for any error or omission in the Records. If Records are lost or damaged, the Firm's liability will be limited to actual costs of reconstruction or repair of those Records. The Company will indemnify the Firm and its employees from all liability, damages, expenses, actions, claims and demands whatsoever which they may suffer or incur related in any way to services contemplated by this Agreement.

(6)

The Company will pay the Firm a set-up fee, annual fee, disbursements reasonably incurred and reasonable charges for services beyond those normally required for these purposes, and assigns to the Firm all examination and copying fees, determined by the Firm, collected by the Firm as Records Office.

(7)

This Agreement may be terminated by the Company or the Firm on seven days' written notice to the other.

(8)

On termination the Company will deliver to the Firm a directors' resolution changing the location of the Records Office and Registered Office, and the necessary authority to file a notice of change of address.

(9)

All obligations and responsibilities of the Firm under this Agreement cease on termination of this Agreement.

(10)

This Agreement will inure to the benefit of and be binding upon successors and assigns of each of the parties.

S  (CANADA)  INCORPORATD

\s\CALIOPE  NETWORKS,  INC.
---------------------------


\s\SMITH  HUTCHISON
-------------------

Smith  Hutchison,  Barristers  and  Solicitors,  Victoria,  B.C.

INCORPORATION  AGREEMENT

CALIOPE  NETWORKS  (CANADA)  INCORPORATED

I propose to form a company under the Business Corporations Act (British Columbia).

I  agree  to  take the number of shares in the company set out opposite my name.

                                                             Number and kind of
Full name and signature of                                   shares being taken
incorporator:                           Date  of  Signing    by incorporator
-----------------------------------     -----------------    ------------------

                                                             1 common share
/s/  John  Michael  Hutchison, Q.C.     August 25, 2004      without  par  value
-----------------------------------     ---------------      -------------------
JOHN  MICHAEL  HUTCHISON,  Q.C.

             CALIOPE NETWORKS (CANADA) INCORPORATED (the "Company")

The incorporator adopts as the articles of the Company, the articles as set out in Table 1 of the Business Corporations Act which are attached to this incorporation agreement.

The Company has as its articles Table 1 with the following addition: "Any regulation that amends Table 1 will not effect a corresponding alteration to the articles of the Company."

Full  name  and  signature  of  incorporator


/s/  John  Michael  Hutchison,  Q.C.
------------------------------------
John  Michael  Hutchison,  Q.C.

Date  of  signing:  August  25,  2004

                          JOHN MICHAEL HUTCHISON, Q.C.

Table  1

Articles

CALIOPE  NETWORKS  (CANADA)  INCORPORATED

(the  "Company")

Incorporation  no.  BCOJ02679

PART  1  -  INTERPRETATION
--------------------------

DEFINITIONS

1.1 Without limiting Article 1.2, in these articles, unless the context requires otherwise:

"adjourned  meeting"  means  the  meeting  to which a meeting is adjourned under
Article  8.6  or  8.10;

"board" and "directors" mean the directors or sole director of the Company for the time being;

"Business Corporations Act" means the Business Corporations Act, S.B.C. 2002, c.57, and includes its regulations;

"Interpretation  Act"  means  the  Interpretation  Act,  R.S.B.C.  1996, c. 238;

"trustee", in relation to a shareholder, means the personal or other legal representative of the shareholder, and includes a trustee in bankruptcy of the shareholder.

BUSINESS  CORPORATIONS  ACT  DEFINITIONS  APPLY

1.2  The  definitions  in the Business Corporations Act apply to these articles.

INTERPRETATION  ACT  APPLIES

1.3 The Interpretation Act applies to the interpretation of these articles as if these articles were an enactment.

CONFLICT  IN  DEFINITIONS

1.4 If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these articles.

CONFLICT  BETWEEN  ARTICLES  AND  LEGISLATION

1.5 If there is a conflict between these articles and the Business Corporations Act, the Business Corporations Act will prevail.

PART  2  -  SHARES  AND  SHARE  CERTIFICATES
--------------------------------------------

FORM  OF  SHARE  CERTIFICATE

2.1 Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

RIGHT  TO  SHARE  CERTIFICATE

2.2 Each shareholder is entitled, without charge, to one certificate representing the share or shares of each class or series of shares held by the shareholder.

SENDING  OF  SHARE  CERTIFICATE

2.3 Any share certificate to which a shareholder is entitled may be sent to the shareholder by mail and neither the Company nor any agent is liable for any loss to the shareholder because the certificate sent is lost in the mail or stolen.

REPLACEMENT  OF  WORN  OUT  OR  DEFACED  CERTIFICATE

2.4 If the directors are satisfied that a share certificate is worn out or defaced, they must, on production to them of the certificate and on such other terms, if any, as they think fit,

(a)  order  the  certificate  to  be  cancelled,  and

(b)  issue  a  replacement  share  certificate.

REPLACEMENT  OF  LOST,  STOLEN  OR  DESTROYED  CERTIFICATE

2.5 If a share certificate is lost, stolen or destroyed, a replacement share certificate must be issued to the person entitled to that certificate if the directors receive

(a) proof satisfactory to them that the certificate is lost, stolen or destroyed, and

(b)  any  indenmity  the  directors  consider  adequate.

SPLITTING  SHARE  CERTIFICATES

2.6 If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder's name 2 or more certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered, the Company must cancel the surrendered certificate and issue replacement share certificates in accordance with that request.

PART  3  -  ISSUE  OF  SHARES
-----------------------------

DIRECTORS  AUTHORIZED  TO  ISSUE  SHARES

3.1 The directors may, subject to the rights of the holders of the issued shares of the Company, issue, allot, sell, grant options on or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices that the directors, in their absolute discretion, may determine.

COMPANY  NEED  NOT  RECOGNIZE  UNREGISTERED  INTERESTS

3.2 Except as required by law or these articles, the Company need not recognize or provide for any person's interests in or rights to a share unless that person is the shareholder of the share.

PART  4  -  SHARE  TRANSFERS
----------------------------

RECORDING  OR  REGISTERING  TRANSFER

4.1  A  transfer  of  a  share  of  the  Company  must  not  be  registered

(a) unless a duly signed instrument of transfer in respect of the share has been received by the Company and the certificate representing the share to be transferred has been surrendered and cancelled, or

(b) if no certificate has been issued by the Company in respect of the share, unless a duly signed instrument of transfer in respect of the share has been received by the Company.

FORM  OF  INSTRUMENT  OF  TRANSFER

4.2 The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company's share certificates or in any other form that may be approved by the directors from time to time.

SIGNING  OF  INSTRUMENT  OF  TRANSFER

4.3 If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer, or, if no number is specified, all the shares represented by share certificates deposited with the instrument of transfer,

(a) in the name of the person named as transferee in that instrument of transfer, or

(b) if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the share certificate is deposited for the pUIpose of having the transfer registered.

TRANSFER  FEE

4.4 There must be paid to the Company, in relation to the registration of any transfer, the amount determined by the directors.

------
PART  5  -  PURCHASE  OF  SHARES
--------------------------------

COMPANY  AUTHORIZED  TO  PURCHASE  SHARES

5.1 Subject to the special rights and restrictions attached to any class or series of shares, the Company may, if it is authorized to do so by the directors, purchase or otherwise acquire any of its shares.

PART  6  -  BORROWING  POWERS
-----------------------------

POWERS  OF  DIRECTORS

6.1  The  directors  may  from  time  to  time  on  behalf  of  the  Company

(a) borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate,

(b) issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person,

(c) guarantee the repayment of money by any other person or the performance of any obligation of any other person, and

(d) mortgage or charge, whether by way of specific or floating charge, or give other security on the whole or any part of the present and future undertaking of the Company.

PART  7  -  GENERAL  MEETINGS
-----------------------------

ANNUAL  GENERAL  MEETINGS

7.1  Unless  an  annual general meeting is deferred or waived in accordance with section 182 (2) (a) or (c) of the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual general meeting.

WHEN  ANNUAL  GENERAL  MEETING  IS  DEEMED  TO  HAVE  BEEN  HELD

7.2 If all of the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under section 182 (2) (b) of the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date selected, under section 182 (3) of the Business Corporations Act, in the unanimous resolution.

CALLING  OF  SHAREHOLDER  MEETINGS

7.3  The directors may, whenever they think fit, call a meeting of shareholders.

SPECIAL  BUSINESS

7.4 If a meeting of shareholders is to consider special business within the meaning of Article 8.1, the notice of meeting must

(a)  state  the  general  nature  of  the  special  business,  and

(b) if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders

(i) at the Company's records office, or at such other reasonably accessible location in British Columbia as is specified by the notice, and

(ii) during statutory business hours on anyone or more specified days before the day set for the holding of the meeting.

PART  8  -  PROCEEDINGS  AT  MEETINGS  OF  SHAREHOLDERS
-------------------------------------------------------

SPECIAL  BUSINESS

8.1  At  a  meeting of shareholders, the following business is special business:

(a) at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(b) at an annual general meeting, all business is special business except for the following:

(i)  business  relating  to  the  conduct  of,  or  voting  at,  the  meeting;

(ii) consideration of any financial statements of the Company presented to the meeting;

(iii)  consideration  of  any  reports  of  the  directors  or  auditor;

(iv)  the  setting  or  changing  of  the  number  of  directors;

(v)  the  election  or  appointment  of  directors;

(vi)  the  appointment  of  an  auditor,

(vii)  the  setting  of  the  remuneration  of  an  auditor;

(viii) business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution.

QUORUM

8.2 Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is 2 persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 1/20 of the issued shares entitled to be voted at the meeting.

ONE  SHAREHOLDER  MAY  CONSTITUTE  QUORUM

8.3 If there is only one shareholder entitled to vote at a meeting of shareholders,

(a) the quorum is one person who is, or who represents by proxy, that shareholder, and

(b) that shareholder, present in person or by proxy, may constitute the meeting.

OTHER  PERSONS  MAY  ATTEND

8.4 The directors, the president, if any, the secretary, if any, and any lawyer or auditor for the Company are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum, and is not entitled to vote at the meeting, unless that person is a shareholder or proxy holder entitled to vote at the meeting.

REQUIREMENT  OF  QUORUM

8.5 No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting.

LACK  OF  QUORUM

8.6 If, within 1/2 hour trom the time set for the holding of a meeting of shareholders, a quorum is not present,

(a) in the case of a general meeting convened by requisition of shareholders, the meeting is dissolved, and

(b) in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

LACK  OF  QUORUM  AT  SUCCEEDING  MEETING

8.7 If, at the meeting to which the first meeting referred to in Article 8.6 was adjourned, a quorum is not present within 1/2 hour fTom the time set for the holding of the meeting, the persons present and being, or representing by proxy, shareholders entitled to attend and vote at the meeting constitute a quorum.

CHAIR

8.8 The following individual is entitled to preside as chair at a meeting of shareholders:

(a)  the  chair  of  the  board,  if  any;

(b) if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

ALTERNATE  CHAIR

8.9 If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to ad as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders present in person or by proxy must choose any person present at the meeting to chair the meeting.

ADJOURNMENTS

8.10 The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

NOTICE  OF  ADJOURNED  MEETING

8.11 It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

MOTION  NEED  NOT  BE  SECONDED

8.12 No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

MANNER  OF  TAKING  A  POLL

8.13 Subject to Article 8.14, if a poll is duly demanded at a meeting of shareholders,

(a)  the  poll  must  be  taken

(i) at the meeting, or within 7 days after the date of the meeting, as the chair of the meeting directs, and

(ii) in the manner, at the time and at the place that the chair of the meeting directs,

(b) the result of the poll is deemed to be a resolution of and passed at the meeting at which the poll is demanded, and

(c)  the  demand  for  the  poll  may  be  withdrawn.

DEMAND  FOR  A  POLL  ON  ADJOURNMENT

8.14 A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

DEMAND  FOR  A  POLL  NOT  TO  PREVENT  CONTINUATION  OF  MEETING

8.15 The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

POLL  NOT  AVAILABLE  IN  RESPECT  OF  ELECTION  OF  CHAIR

8.16 No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

CASTING  OF  VOTES  ON  POLL

8.17 On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

CHAIR  MUST  RESOLVE  DISPUTE

8.18 In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the same, and his or her determination made in good faith is fmal and conclusive.

CHAIR  HAS  NO  SECOND  VOTE

8.19 In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a casting or second vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

DECLARATION  OF  RESULT

8.20 The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting.

PART  9  -  VOTES  OF  SHAREHOLDERS
-----------------------------------

VOTING  RIGHTS

9.1 Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint registered holders of shares under Article 9.3,

(a) on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote at the meeting has one vote, and

(b) on a poll, every shareholder entitled to vote has one vote in respect of each share held by that shareholder that carnes the right to vote on that poll and may exercise that vote either in person or by proxy.

TRUSTEE  OF  SHAREHOLDER  MAY  VOTE

9.2 A person who is not a shareholder may vote on a resolution at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting in relation to that resolution, if, before doing so, the person satisfies the chair of the meeting at which the resolution is to be considered, or the directors, that the person is a trustee for a shareholder who is entitled to vote on the resolution.

VOTES  BY  JOINT  SHAREHOLDERS

9.3  If  there  are  joint  shareholders  registered  in  respect  of any share,

(a) anyone of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it, or

(b) if more than one of the joint shareholders is present at any meeting, personally or by proxy, the joint shareholder present whose name stands first on the central securities register in respect of the share is alone entitled to vote in respect of that share.

TRUSTEES  AS  JOINT  SHAREHOLDERS

9.4 Two or more trustees of a shareholder in whose sole name any share is registered are, for the purposes of Article 9.3, deemed to be joint shareholders.

REPRESENTATIVE  OF  A  CORPORATE  SHAREHOLDER

9.5 If a corporation that is not a subsidiary of the Company is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and,

(a)  for  that  purpose,  the  instrument  appointing  a  representative  must

(i) be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least 2 business days before the day set for the holding of the meeting, or

(ii)  be  provided,  at  the  meeting,  to  the  chair  of  the  meeting,  and

(b)  if  a  representative  is  appointed  under  this  Article,

(i) the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder, and

(ii) the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

PROXY  PROVISIONS  DO  NOT  APPLY  TO  ALL  COMPANIES

9.6 Articles 9.7 to 9.13 do not apply to the Company if and for so long as it is a public company or a pre-existing reporting company.

APPOINTMENT  OF  PROXY  HOLDER

9.7 Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint a proxy holder to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

ALTERNATE  PROXY  HOLDERS

9.8 A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

WHEN  PROXY  HOLDER  NEED  NOT  BE  SHAREHOLDER

9.9 A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if

(a) the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 9.5,

(b) the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting, or

(c) the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.

FORM  OF  PROXY

9.10 A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

(Name  of  Company)

The undersigned, being a shareholder of the above named Company, hereby appoints , or, failing that person, ( ), as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders to be held on the ( ) day of ( ), and at any adjournment of that meeting.

Signed  this  (  )  day  of  (  ),  (  )


---------------------------------------
Signature  of  shareholder

PROVISION  OF  PROXIES

9.11  A  proxy  for  a  meeting  of  shareholders  must

(a) be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, 2 business days, before the day set for the holding of the meeting, or

(b) unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting.

REVOCATION  OF  PROXIES

9.12 Subject to Article 9.13, every proxy may be revoked by an instrument in writing that is

(a) received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used, or

(b)  provided  at  the  meeting  to  the  chair  of  the  meeting.

REVOCATION  OF  PROXIES  MUST  BE  SIGNED

9.13  An  instrument  referred  to  in  Article  9.12 must be signed as follows:

(a) if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her trustee;

(b) if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 9.5.

VALIDITY  OF  PROXY  VOTES

9.14 A vote given in accordance with the terms of a proxy is valid despite the death or incapacitY of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authoritY under which the proxy is given, unless notice in writing of that death, incapacitY or revocation is received

(a) at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used, or

(b)  by  the  chair  of  the  meeting,  before  the  vote  is  taken.

PRODUCTION  OF  EVIDENCE  OF  AUTHORITY  TO  VOTE

9.15 The chair of any meeting of shareholders may, but need not, inquire into the authoritY of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authoritY to vote.

PART  10  -  ELECTION  AND  REMOVAL  OF  DIRECTORS
--------------------------------------------------

NUMBER  OF  DIRECTORS

10.1  The  Company  must  have  a  board  of  directors  consisting  of

(a) subject to paragraph (b), the number of directors that is equal to the number of the Company's first directors, or

(b)  the  number  of  directors  set by ordinary resolution of the shareholders.

CHANGE  IN  NUMBER  OF  DIRECTORS

10.2  If  the  number  of directors is changed by the shareholders under Article
10.1  (b),

(a) the change is effective whether or not previous notice of the resolution was given, and

(b) the shareholders may elect, or appoint by ordinary resolution, the directors needed to fill any vacancies in the board of directors that result from that change.

ELECTION  OF  DIRECTORS

10.3  At  every  annual  general  meeting,

(a) the shareholders entitled to vote at the annual general meeting for the election or appointment of directors must elect or appoint a board of directors consisting of the number of directors for the time being required under these articles, and

(b) all the directors cease to hold office immediately before the election or appointment of directors under paragraph (a), but are eligible for re-election or reappointment.

FAILURE  TO  ELECT  OR  APPOINT  DIRECTORS

10.4 If the Company fails to hold an annual general meeting in accordance with the Business Corporations Act or fails, at an annual general meeting, to elect or appoint any directors, the directors then in office continue to hold office until the earlier of

(a)  the  date  on  which  the  failure  is  remedied,  and

(b) the date on which they otherwise cease to hold office under the Business Corporations Act or these articles.

ADDITIONAL  DIRECTORS

10.5 Despite Articles 10.1 and 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article must not at any time exceed

(a) 1/3 of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office, or

(b) in any other case, 1/3 of the number of the current directors who were elected or appointed as directors other than under this Article.

DIRECTORS'  ACTS  VALID  DESPITE  VACANCY

10.6 An act or proceeding of the directors is not invalid merely because fewer than the number of directors required by Article 10.1 are in office.

PART  11-  PROCEEDINGS  OF  DIRECTORS
-------------------------------------

MEETINGS  OF  DIRECTORS

11.1 The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the board held at regular intervals may be held at the place, at the time and on the notice, if any, that the board may by resolution from time to time determine.

CHAIR  OF  MEETINGS

11.2  Meetings  of  directors  are  to  be  chaired  by

(a)  the  chair  of  the  board,  if  any,

(b) in the absence of the chair of the board, the president, if any, if the president is a director, or

(c)  any  other  director  chosen  by  the  directors  if

(i) neither the chair of the board nor the president, if a director, is present at the meeting within IS minutes after the time set for holding the meeting,

(ii) neither the chair of the board nor the president, if a director, is willing to chair the meeting, or

(iii) the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

VOTING  AT  MEETINGS

11.3 Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

WHO  MAY  CALL  EXTRAORDINARY  MEETINGS

11.4 A director may, and the secretary, if any, on request of a director must, call a meeting of the board at any time.

NOTICE  OF  EXTRAORDINARY  MEETINGS

11.5 Subject to Articles 11.6 and 11.7, if a meeting of the board is called under Article 11.4, reasonable notice of that meeting, specifying the place, date and time of that meeting, must be given to each of the directors

(a) by mail addressed to the director's address as it appears on the books of the Company or to any other address provided to the Company by the director for this purpose,

(b) by leaving it at the director's prescribed address or at any other address provided to the Company by the director for this purpose, or

(c) orally, by delivery of written notice or by telephone, voice mail, e-mail, fax or any other method oflegibly transmitting messages.

WHEN  NOTICE  NOT  REQUIRED

11.6 It is not necessary to give notice of a meeting of the directors to a director if

(a) the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed or is the meeting of the directors at which that director is appointed, or

(b)  the  director  has  filed  a  waiver  under  Article  11.8.

MEETING  VALID  DESPITE  FAILURE  TO  GIVE  NOTICE

11.7 The accidental omission to give notice of any meeting of directors to any director, or the non-receipt of any notice by any director, does not invalidate any proceedings at that meeting.

WAIVER  OF  NOTICE  OF  MEETINGS

11.8 Any director may file with the Company a document signed by the director waiving notice of any past, present or future meeting of the directors and may at any time withdraw that waiver with respect to meetings of the directors held after that withdrawal.

EFFECT  OF  WAIVER

11.9 After a director files a waiver under Article 11.8 with respect to future meetings of the directors, and until that waiver is withdrawn, notice of any meeting of the directors need not be given to that director unless the director otherwise requires in writing to the Company.

QUORUM

11.10 The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is a majority of the directors.

IF  ONLY  ONE  DIRECTOR

11.11 If, in accordance with Article 10.1, the number of directors is one, the quorum necessary for the transaction of the business of the directors is one director, and that director may constitute a meeting.

PART  12  -  COMMITTEES  OF  DIRECTORS
--------------------------------------

APPOINTMENT  OF  COMMITTEES

12.1  The  directors  may,  by  resolution,

(a) appoint one or more committees consisting of the director or directors that they consider appropriate,

(b) delegate to a committee appointed under paragraph (a) any of the directors' powers, except

(i)  the  power  to  fill  vacancies  in  the  board,

(ii) the power to change the membership of, or fill vacancies in, any committee of the board, and

(iii)  the  power  to  appoint  or  remove  officers appointed by the board, and

(c) make any delegation referred to in paragraph (b) subject to the conditions set out in the resolution.

OBLIGATIONS  OF  COMMITTEE

12.2 Any committee formed under Article 12.1, in the exercise of the powers delegated to it, must

(a) conform to any rules that may from time to time be imposed on it by the directors, and

(b) report every act or thing done in exercise of those powers to the earliest meeting of the directors to be held after the act or thing has been done.

POWERS  OF  BOARD

12.3  The  board  may,  at  any  time,

(a) revoke the authority given to a committee, or override a decision made by a committee, except as to acts done before such revocation or overriding,

(b)  terminate the appointment of, or change the membership of, a committee, and

(c)  fill  vacancies  in  a  committee.

COMMITTEE  MEETINGS

12.4  Subject  to  Article  12.2  (a),

(a) the members of a directors' committee may meet and adjourn as they think proper,

(b) a directors' committee may elect a chair of its meetings but, if no chair of the meeting is elected, or if at any meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting,

(c) a majority of the members of a directors' committee constitutes a quorum of the committee, and

(d) questions arising at any meeting of a directors' committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting has no second or casting vote.

PART  13  -  OFFICERS
---------------------

APPOINTMENT  OF  OFFICERS

13.1 The board may, from time to time, appoint a president, secretary or any other officers that it considers necessary, and none of the individuals appointed as officers need be a member of the board.

FUNCTIONS,  DUTIES  AND  POWERS  OF  OFFICERS

13.2  The  board  may,  for  each  officer,

(a)  determine  the  functions  and  duties  the  officer  is  to  perform,

(b) entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit, and

(c) from time to time revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

REMUNERATION

13.3 All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the board thinks fit and are subject to termination at the pleasure of the board.

PART  14  -  DISCLOSURE  OF  INTEREST  OF  DIRECTORS
----------------------------------------------------

OTHER  OFFICE  OF  DIRECTOR

14.1 A director may hold any office or place of profit with the Company (other than the office of auditor of the Company) in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

NO  DISQUALIFICATION

14.2 No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise.

PROFESSIONAL  SERVICES  BY  DIRECTOR  OR  OFFICER

14.3 Subject to compliance with the provisions of the Business Corporations Act, a director or officer of the Company, or any corporation or firm in which that individual has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such corporation or firm is entitled to remuneration for professional services as if that individual were not a director or officer.

ACCOUNTABILITY

14.4 A director or officer may be or become a director, officer or employee of, or may otherwise be or become interested in, any corporation, firm or entity in which the Company may be interested as a shareholder or otherwise, and, subject to compliance with the provisions of the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other corporation, firm or entity.

PART  15  -  INDEMNIFICATION
----------------------------

INDEMNIFICATION  OF  DIRECTORS

15.1 The directors must cause the Company to indemnify its directors and former directors, and their respective heirs and personal or other legal representatives to the greatest extent permitted by Division 5 of Part 5 of the Business Corporations Act.

DEEMED  CONTRACT

15.2 Each director is deemed to have contracted with the Company on the terms of the indemnity referred to in Article 15.1.

PART  16  -  DIVIDENDS
----------------------

DECLARATION  OF  DIVIDENDS

16.1 Subject to the rights, if any, of shareholders holding shares with special rights as to dividends, the directors may from time to time declare and authorize payment of any dividends the directors consider appropriate.

NO  NOTICE  REQUIRED

16.2 The directors need not give notice to any shareholder of any declaration under Article 16.1.

DIRECTORS  MAY  DETERMINE  WHEN  DIVIDEND  PAYABLE

16.3 Any dividend declared by the directors may be made payable on such date as is fixed by the directors.

DIVIDENDS  TO  BE  PAID  IN  ACCORDANCE  WITH  NUMBER  OF  SHARES

16.4 Subject to the rights of shareholders, if any, holding shares with special rights as to dividends, all dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

MANNER  OF  PAYING  DIVIDEND

16.5 A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of paid up shares or fractional shares, bonds, debentures or other debt obligations of the Company, or in anyone or more of those ways, and, if any difficulty arises in regard to the distribution, the directors may settle the difficulty as they consider expedient, and, in particular, may set the value for distribution of specific assets.

DIVIDEND  BEARS  NO  INTEREST

16.6  No  dividend  bears  interest  against  the  Company.

FRACTIONAL  DIVIDENDS

16.7 If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

PAYMENT  OF  DIVIDENDS

16.8 Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed

(a)  subject  to  paragraphs  (b)  and  (c),  to the address of the shareholder,

(b) subject to paragraph (c), in the case of joint shareholders, to the address of the joint shareholder whose name stands first on the central securities register in respect of the shares, or

(c) to the person and to the address as the shareholder or joint shareholders may direct in writing.

RECEIPT  BY  JOINT  SHAREHOLDERS

16.9 If several persons are joint shareholders of any share, anyone of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

PART  17  -  ACCOUNTING  RECORDS
--------------------------------

RECORDING  OF  FINANCIAL  AFFAIRS

17.1 The board must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the provisions of the Business Corporations Act.

PART  18  -  EXECUTION  OF  INSTRUMENTS  UNDER  SEAL
----------------------------------------------------

WHO  MAY  ATTEST  SEAL

18.1 The Company's seal, if any, must not be impressed on any record except when that impression is attested by the signature or signatures of

(a)  any  2  directors,

(b)  any  officer,  together  with  any  director,

(c)  if  the  Company  only  has  one  director,  that  director,  or

(d) anyone or more directors or officers or persons as may be determined by resolution of the directors.

SEALING  COPIES

18.2 For the purpose of certifying under seal a true copy of any resolution or oilier document, the seal must be impressed on that copy and, despite Article 18.1, may be attested by the signature of any director or officer.

PART  19  -  NOTICES
--------------------

NOTICE  TO  JOINT  SHAREHOLDERS

19.1 A notice, statement, report or other record may be provided by the Company to the joint registered shareholders of a share by providing the notice to the joint registered shareholder whose name stands first on the central securities register in respect of the share.

NOTICE  TO  TRUSTEES

19.2 If a person becomes entitled to a share as a result of the death, bankruptcy or incapacity of a shareholder, the Company may provide a notice, statement, report or other record to that person by

(a)  mailing  the  record,  addressed  to  that  person

(i) by name, by the title of representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description, and

(ii) at the address, if any, supplied to the Company for that purpose by the person claiming to be so entitled, or

(b) if an address referred to in paragraph (a) (ii) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

PART  20  -  RESTRICTION  ON  SHARE  TRANSFER
---------------------------------------------

APPLICATION

20.1 Article 20.2 does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company

CONSENT  REQUIRED  FOR  TRANSFER

20.2 No shares may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

                               [GRAPHIC  OMITED]



                               [GRAPHIC  OMITED]


                                BRITISH COLUMBIA

Ministry  of  Finance  Corporate  and  Personal  Property  Registries

Number:  8C0702679

                                 CERTIFICATE OF
                                 CHANGE OF NAME

BUSINESS  CORPORATIONS  ACT

I Hereby Certify that CALIOPE NETWORKS (CANADA) INCORPORATED changed its name to FREE DA CONNECTION SERVICES, INCORPORATED on November 15, 2004, at 10:59 AM Pacific Time.



                               [GRAPHIC  OMITED]



                               [GRAPHIC  OMITED]


Issued  under  my  hand  at  Victoria,  British  Columbia  On  November 15, 2004



                               [GRAPHIC  OMITED]



                               [GRAPHIC  OMITED]

     \s\ John S. Powell
     ----------------------
     JOHN  S.  POWELL
     Registrar  of  Companies
     Province  of  British  Columbia
     Canada

                               [GRAPHIC  OMITED]



                               [GRAPHIC  OMITED]


                                BRITISH COLUMBIA

Ministry  of  Finance  Corporate  and  Personal  Property  Registries

Mailing  Address:
PO  BOX  9431  Stn  Proy  Govt  Victoria  BC  VAW  9V3

Location:
2nd  Floor  -  940  Blanshard  St  Victoria  BC
250  356.8626

www.corporateonline.gov.bc.ca

                               NOTICE OF ARTICLES

     CERTIFIED COPY Of a Document filed with the Province of British Columbia
                             Registrar of Companies

BUSINESS  CORPORA  TIONS  ACT

\S\  J.  S.  Powell
-------------------
     J  S  Powell
     November  15,  2004

This Notice of Articles was issued by the Registrar on: November 15, 2004 10:59 AM Pacific Time

Incorporation  Number:

BC0702679

Recognition  Date  and  Time:  Incorporated on August 25, 2004 11 :12 AM Pacific
Time

NOTICE  OF  ARTICLES

     Name  of  Company:
     FREE  DA  CONNECTION  SERVICES,  INCORPORATED

REGISTERED  OFFICE  INFORMATION:

     Mailing  Address:
     SUITE  301,  1640  OAK  BAY  AVENUE  VICTORIA  BC  V8R  1B2

     Delivery  Address:
     SUITE  301,  1640  OAK  BAY  AVENUE  VICTORIA  BC  V8R  1B2

RECORDS  OFFICE  INFORMATION

     Mailing  Address:
     SUITE  301,  1640  OAK  BAY  AVENUE  VICTORIA  BC  V8R  1  B2

     Delivery  Address:
     SUITE  301,  1640  OAK  BAY  AVENUE  VICTORIA  BC  V8R  1  B2

                             BC0702679 Page: 1 of 2

DIRECTOR  INFORMATION

     Last  Name,  First  Name  Middle  Name:
     Hutchison,  John  Michael

     Mailing  Address:  3904  SHERET  PLACE  VICTORIA  BC  V8N  4J7

     Delivery  Address:  3904  SHERET  PLACE  VICTORIA  BC  V8N  4J7

AUTHORIZED  SHARE  STRUCTURE

     1.  No  Maximum

     common  Shares

     Without  Par  Value

     Without  Special  Rights  or  Restrictions  attached


                             BC0702679 Page: 2 of 2

[GRAPHIC OMITTED]

BRITISH                                                       Number:  BC0702679
COLUMBIA

                                   CERTIFICATE
                                       OF
                                 CHANGE OF NAME

                            BUSINESS CORPORATIONS ACT


I Hereby Certify that FREE DA CONNECTION SERVICES, INCORPORATED changed its name to VOXLOGIC TECHNOLOGIES INC. on February 17, 2006 at 05:08 PM Pacific Time.




[GRAPHIC OMITTED]


               Issued under my hand at Victoria, British Columbia On February 17, 2006

               \s\  Ron  Townshend
               --------------------------------------------------
               RON  TOWNSHEND
               Registrar  of  Companies  Province  of  British  Columbia
               Canada